EXHIBIT 99.1

[Comverse Technology logo]




                                             CONTACT:  Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       One Huntington Quadrangle
                                                       Melville, New York 11747
                                                       (516) 677-7226



             COMVERSE TECHNOLOGY SECOND QUARTER FISCAL 2005 RESULTS:
                  SALES OF $285,835,000, UP 22% YEAR-OVER-YEAR;
                GAAP EARNINGS UP 161% ($0.16 PER DILUTED SHARE),
              PRO FORMA EARNINGS UP 122% ($0.14 PER DILUTED SHARE)

NEW YORK, NY, September 7, 2005 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $285,835,000 for the second quarter of fiscal year 2005, ended July 31, 2005, an increase of 22.5% compared to sales of $233,427,000 for the second quarter of fiscal year 2004, ended July 31, 2004. Net income on a generally accepted accounting principles ("GAAP") basis for the second quarter of fiscal 2005 was $34,814,000 ($0.16 per diluted share), up 161% compared to net income of $13,327,000 ($0.06 per diluted share) for the second quarter of fiscal 2004. Net income on a pro forma basis was $30,465,000 ($0.14 per diluted share) in the second quarter of fiscal 2005, up 122% compared to pro forma net income of $13,725,000 ($0.07 per diluted share) in the second quarter of fiscal 2004. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Income.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "We achieved our eleventh consecutive quarter of sequential sales growth, and continued to expand our operating margin. Comverse, our network systems division, saw demand for its Total Communication portfolio, which enables a broad range of telecommunications applications, including call answering and call completion services, advanced messaging and other data applications such as wireless content delivery, and real-time billing. Our Verint Systems unit continued to expand its activities providing actionable intelligence for security and business intelligence applications."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,293,240,000, working capital of $2,266,571,000, total assets of $3,052,425,000 and stockholders' equity of $1,888,447,000, all of which represent record levels.

     COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
     ------------------------------------------
     SEPTEMBER 7, 2005
     -----------------

PAGE TWO

Financial highlights at and for the six and three month periods ended July 31, 2005 and prior year comparisons are as follows:


----------------------------------------------------------------------------------------------------------
                             CONSOLIDATED STATEMENTS OF INCOME (GAAP BASIS)
                                  (In thousands, except per share data)
----------------------------------------------------------------------------------------------------------
                                                   Six Months Ended              Three Months Ended
                                                   ----------------              ------------------
                                                      (unaudited)                    (unaudited)
----------------------------------------------------------------------------------------------------------
                                              July 31,        July 31,         July 31,         July 31,
                                                2004            2005            2004              2005
----------------------------------------- ---------------- --------------- --------------- --------------
Sales                                     $      454,822   $     558,636   $     233,427   $    285,835
----------------------------------------- ---------------- --------------- --------------- --------------
Cost of sales                                    182,716         220,949          93,124        114,566
----------------------------------------- ---------------- --------------- --------------- --------------
Research and development, net                    112,069         128,184          56,527         63,449
----------------------------------------- ---------------- --------------- --------------- --------------
Selling, general and administrative              140,002         165,483          71,507         83,444
----------------------------------------- ---------------- --------------- --------------- --------------
In-process research and development
and other acquisition-related charges              4,635               -               -              -
----------------------------------------- ---------------- --------------- --------------- --------------
Workforce reduction, restructuring and
impairment charges (credits)                         164            (253)           (534)          (100)
----------------------------------------- ---------------- --------------- --------------- --------------
Income from operations                            15,236          44,273          12,803         24,476
----------------------------------------- ---------------- --------------- --------------- --------------
Interest and other income, net                    15,429          34,317           7,784         20,907
----------------------------------------- ---------------- --------------- --------------- --------------
Income before income tax provision,
minority interest and equity in the
earnings (losses) of affiliates                   30,665          78,590          20,587         45,383
----------------------------------------- ---------------- --------------- --------------- --------------
Income tax provision                               5,160          11,180           3,668          6,227
----------------------------------------- ---------------- --------------- --------------- --------------
Minority interest and equity in the
earnings (losses) of affiliates                   (5,177)         (8,335)         (3,592)        (4,342)
----------------------------------------- ---------------- --------------- --------------- --------------
Net income                                $       20,328   $      59,075   $      13,327   $     34,814
----------------------------------------- ---------------- --------------- --------------- --------------

----------------------------------------- ---------------- --------------- --------------- --------------
Earnings per share:
----------------------------------------- ---------------- --------------- --------------- --------------
Diluted (1)                               $         0.10   $        0.27   $        0.06   $       0.16
----------------------------------------- ---------------- --------------- --------------- --------------
Basic                                     $         0.10   $        0.30   $        0.07   $       0.17
----------------------------------------- ---------------- --------------- --------------- --------------

----------------------------------------- ---------------- --------------- --------------- --------------
Weighted average shares:
----------------------------------------- ---------------- --------------- --------------- --------------
Diluted                                          202,114         213,537         201,946        214,081
----------------------------------------- ---------------- --------------- --------------- --------------
Basic                                            195,136         199,379         195,467        199,893
----------------------------------------- ---------------- --------------- --------------- --------------

(1) Net income for purposes of calculating diluted earnings per share includes the dilutive effects of subsidiary options of approximately $474 and $259 for the six and three month periods ended July 31, 2005, respectively, and approximately $394 and $243 for the six and three month periods ended July 31, 2004, respectively.

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

     COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
     ------------------------------------------
     SEPTEMBER 7, 2005
     -----------------

PAGE THREE


------------------------------------------------------------------------------------------------------------
                                PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                   (In thousands, except per share data)
------------------------------------------------ -----------------------------------------------------------
                                                        Six Months Ended          Three Months Ended
                                                        ----------------          ------------------
                                                          (unaudited)                  (unaudited)
------------------------------------------------ -----------------------------  ----------------------------
                                                      July 31,      July 31,      July 31,       July 31,
                                                        2004          2005           2004          2005
------------------------------------------------ --------------- -------------- ------------- --------------
Sales                                            $     454,822   $    558,636   $   233,427   $    285,835
------------------------------------------------ --------------- -------------- ------------- --------------
Cost of sales                                          182,150        219,234        92,713        113,709
------------------------------------------------ --------------- -------------- ------------- --------------
Research and development, net                          112,069        128,184        56,527         63,449
------------------------------------------------ --------------- -------------- ------------- --------------
Selling, general and administrative                    138,296        163,482        70,567         82,879
------------------------------------------------ --------------- -------------- ------------- --------------
Income from operations                                  22,307         47,736        13,620         25,798
------------------------------------------------ --------------- -------------- ------------- --------------
Interest and other income, net                          15,088         28,915         7,687         15,505
------------------------------------------------ --------------- -------------- ------------- --------------
Income before income tax provision, minority
interest and equity in the earnings (losses)
of affiliates                                           37,395         76,651        21,307         41,303
------------------------------------------------ --------------- -------------- ------------- --------------
Income tax provision                                     5,872         11,324         3,733          6,173
------------------------------------------------ --------------- -------------- ------------- --------------
Minority interest and equity in the earnings
(losses) of affiliates                                  (7,191)        (9,139)       (3,849)        (4,665)
------------------------------------------------ --------------- -------------- ------------- --------------
Pro forma net income                             $      24,332   $     56,188   $    13,725   $     30,465
------------------------------------------------ --------------- -------------- ------------- --------------

------------------------------------------------ --------------- -------------- ------------- --------------
Pro forma earnings per share:
------------------------------------------------ --------------- -------------- ------------- --------------
Diluted                                          $        0.12   $       0.26   $      0.07   $       0.14
------------------------------------------------ --------------- -------------- ------------- --------------
Basic                                            $        0.12   $       0.28   $      0.07   $       0.15
------------------------------------------------ --------------- -------------- ------------- --------------

------------------------------------------------ --------------- -------------- ------------- --------------
Weighted average shares:
------------------------------------------------ --------------- -------------- ------------- --------------
Diluted                                                202,114        213,537       201,946        214,081
------------------------------------------------ --------------- -------------- ------------- --------------
Basic                                                  195,136        199,379       195,467        199,893
------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GAAP BASIS NET INCOME TO PRO FORMA BASIS NET INCOME:
------------------------------------------------ --------------- -------------- ------------- --------------
GAAP basis net income                            $      20,328   $     59,075   $    13,327   $     34,814
------------------------------------------------ --------------- -------------- ------------- --------------
Adjustments:
------------------------------------------------ --------------- -------------- ------------- --------------
Amortization of acquisition-related
intangibles                                              1,408          2,487           918          1,233
------------------------------------------------ --------------- -------------- ------------- --------------
Amortization of deferred stock-based
compensation                                               864          2,089           433          1,049
------------------------------------------------ --------------- -------------- ------------- --------------
In-process research and development and other
acquisition-related charges                              4,635              -             -              -
------------------------------------------------ --------------- -------------- ------------- --------------
Workforce reduction, restructuring and
impairment charges (credits)                               164           (253)         (534)          (100)
------------------------------------------------ --------------- -------------- ------------- --------------
Net realized gain on investments previously
written-down                                                 -         (5,434)            -         (5,434)
------------------------------------------------ --------------- -------------- ------------- --------------
Gain on extinguishment of debt                            (341)              -          (97)             -
------------------------------------------------ --------------- -------------- ------------- --------------
Gain on settlement                                           -           (828)            -           (828)
------------------------------------------------ --------------- -------------- ------------- --------------
Income tax provision                                      (712)          (144)          (65)            54
------------------------------------------------ --------------- -------------- ------------- --------------
Minority interest effect of GAAP to pro forma
basis adjustments                                       (2,014)          (804)         (257)          (323)
------------------------------------------------ --------------- -------------- ------------- --------------

------------------------------------------------ --------------- -------------- ------------- --------------
Pro forma basis net income                       $      24,332   $     56,188   $    13,725   $     30,465
------------------------------------------------ --------------- -------------- ------------- --------------

     COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
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     SEPTEMBER 7, 2005
     -----------------

PAGE FOUR


-------------------------------------------------------------------------------------------
                                 FINANCIAL HIGHLIGHTS
                                    (In thousands)
 Balance Sheet Data:
-------------------------------------------------------------------------------------------

         ASSETS
-------------------------------------------------------------------------------------------
                                                          January 31,           July 31,
                                                              2005               2005
                                                                              (unaudited)
------------------------------------------------------------------------------------------
CURRENT ASSETS:
------------------------------------------------------------------------------------------
     Cash and cash equivalents, bank time deposits
     and short-term investments                      $      2,249,630   $      2,293,240
---------------------------------------------------- ------------------ ------------------
     Accounts receivable, net                                 199,571            258,820
---------------------------------------------------- ------------------ ------------------
     Inventories                                              107,552            123,634
---------------------------------------------------- ------------------ ------------------
     Prepaid expenses and other current assets                 70,335             91,804
---------------------------------------------------- ------------------ ------------------
TOTAL CURRENT ASSETS                                        2,627,088          2,767,498
---------------------------------------------------- ------------------ ------------------
PROPERTY AND EQUIPMENT, net                                   122,174            127,301
---------------------------------------------------- ------------------ ------------------
OTHER ASSETS                                                  176,024            157,626
---------------------------------------------------- ------------------ ------------------

---------------------------------------------------- ------------------ ------------------
TOTAL ASSETS                                         $      2,925,286   $      3,052,425
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
---------------------------------------------------- ------------------ ------------------
     Accounts payable and accrued expenses           $        273,861   $        278,369
---------------------------------------------------- ------------------ ------------------
     Convertible debt                                          87,253             87,253
---------------------------------------------------- ------------------ ------------------
     Bank loans and other debt                                    660              9,002
---------------------------------------------------- ------------------ ------------------
     Advance payments from customers                          108,381            126,303
---------------------------------------------------- ------------------ ------------------
                                                              470,155            500,927
TOTAL CURRENT LIABILITIES
---------------------------------------------------- ------------------ ------------------
CONVERTIBLE DEBT                                              420,000            419,907
---------------------------------------------------- ------------------ ------------------
OTHER LIABILITIES                                              45,277             35,050
---------------------------------------------------- ------------------ ------------------
TOTAL LIABILITIES                                             935,432            955,884
---------------------------------------------------- ------------------ ------------------
MINORITY INTEREST                                             195,825            208,094
---------------------------------------------------- ------------------ ------------------
STOCKHOLDERS' EQUITY                                        1,794,029          1,888,447
---------------------------------------------------- ------------------ ------------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                               $      2,925,286   $      3,052,425
---------------------------------------------------- ------------------ ------------------


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     COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
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     SEPTEMBER 7, 2005
     -----------------

PAGE FIVE

         CONFERENCE CALL INFORMATION
           A conference call to discuss the Company's results will be conducted Wednesday, September 7, 2005, at 5:15 pm EDT. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 8953996. A live webcast can be accessed at www.cmvt.com.

           The webcast will be available for replay for seven days.

           ABOUT COMVERSE TECHNOLOGY, INC.
           Comverse Technology, Inc. (NASDAQ: CMVT), through its Comverse business unit, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication services. These value-added enhanced services solutions, along with the Company's real-time billing solutions, comprise Comverse's Total Communication(TM) portfolio. Comverse's Total Communication portfolio addresses four primary categories: call completion and call management solutions; advanced messaging for groups, communities and person-to-person communication; solutions and enablers for the management and delivery of data and content-based services; and real-time billing and account management solutions for dynamic service environments. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology website at www.cmvt.com.

Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks


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     COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
     ------------------------------------------
     SEPTEMBER 7, 2005
     -----------------

PAGE SIX

described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

                                       ###